CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Chad DeGroot, President, Secretary and Treasurer of Metasun Enterprises, Inc., hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the quarterly report on Form 10-QSB of Metasun Enterprises, Inc. for the nine month period ended October 31, 2004 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Metasun Enterprises, Inc.

Dated: December 15, 2004

/s/ Chad DeGroot
Chad DeGroot
President, Secretary and Treasurer (Principal Executive Officer,
Principal Financial Officer and Principal Reporting Officer)